10.4

                             CERTIFICATE OF OFFICERS
                                       OF
                              MSTG SOLUTIONS, INC.
                                DATED MAY 1, 2002

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             CERTIFICATION OF PRESIDENT AND CHIEF FINANCIAL OFFICER
                PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934,
                             RULES 13a-14 AND 15d-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Registration Statement on Form SB-2 Amendment No. 2 (the "Registration Statement") I, Gil Kim, President, and I, Judy Kim, Controller and Secretary (Chief Financial Officer) of MSTG Solutions, Inc., a Nevada corporation certify, pursuant to Rules 13a-14 and 15-d1 of the Securities Exchange Act of 1934, as adopted pursuant to ss.302 of the Sarbanes-Oxley Act of 2002, that:

     (1)  We each have reviewed the Registration Statement;

     (2) Based upon our knowledge, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

     (3) Based upon our knowledge, the financial statements, and other financial information included in the Registration Statement, fairly present in all material respects the financial condition and results of operations of the Company, as of, and for, the periods presented in the Registration Statement;

     (4)  We and the other certifying officers of the Company:

          a. are responsible for establishing and maintaining disclosure controls and procedures for the Company;

          b. have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the Registration Statement is being prepared;

          c. have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the Registration Statement; and

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          d.   have  presented in the  Registration  Statement  our  conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation.

     (5) We and the other certifying officers have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls (a pre-existing term relating to internal controls regarding financial Registration Statement) which could adversely affect the Company's ability to record, process, summarize and Registration Statement financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     (6)  We  and  the  other   certifying   officers  have   indicated  in  the
          Registration Statement whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

By: /s/ Gil Kim
    -------------------------
        Gil Kim
Its:    President
Dated:  May 1, 2003

By: /s/ Judy Kim
    -------------------------
        Judy Kim
Its:    Controller and Secretary
        (Chief Financial Officer)

Dated:   May 1, 2003

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